UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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Amendment Number One to
FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report: February 25, 2015
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CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
Organization)	Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

ITEM 7.01 REGULATION FD DISCLOSURES

Capstone Companies, Inc., a Florida corporation, (“Company”) held an investor conference on Wednesday, February 25, 2015 at 11:00 a.m., EST, in order to update the strategic plans of the Company. Attached to this Report as Exhibit 99.1 is a transcript of the conference call.

In accordance with General Instructions B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 in this Amendment Number One to the Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01

EXHIBIT	NUMBEREXHIBIT DESCRIPTION
99.1	Transcript of February 25, 2015 Conference Call by Capstone Companies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date:     February 26, 2015

By: /s/ Stewart Wallach
Chief Executive Officer